Exhibit 10.22

                                [GRAPHIC OMITTED]

                        BUSINESS EXECUTIVE SERVICE, INC.
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                    BUSINESS INCUBATION & LEASING SPECIALIST


                       MAIL MARKETING MANAGEMENT AGREEMENT

     THIS MAIL MARKETING MANAGEMENT AGREEMENT (the "Agreement") is made this 1th day of November, 2001 (the "Effective Date"), by and between Business Executive Services, Inc., a Arizona corporation whose address is 4840 E. Jasmine Street, Suite 110, Mesa, Arizona 85205 ("Consultant") and Telco Billing, Inc., an Nevada corporation with its offices located at 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205 (the "Company").

     WHEREAS, Consultant has experience in mail marketing, invoicing and compliance mailing.

     WHEREAS, the Company desires to retain Consultant to advise and assist the Company in such matters on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Consultant agree as follows:

1.   ENGAGEMENT.

     The Company hereby retains Consultant, effective as of the date first written above (the "Effective Date") and continuing until termination, as provided herein, to provide the Company with the following services:

     Consultant will provide scheduling and completion of all outgoing mail. Company will provide Consultant with all of the hardware necessary for Consultant to perform Consultant's duties.


2.   TERM.

     This Agreement shall have an initial term of one (1) year (the "Primary Term"), commencing with the Effective Date. At the conclusion of the Primary Term, this Agreement will automatically be extended on an annual basis (the "Extension Period") unless Consultant or the Company shall deliver to the other party written notice terminating the Agreement. Any notice to terminate given hereunder shall be in writing and shall be delivered at least thirty (30) days before the end of the Primary Term or any subsequent Extension Period.

3.   TIME AND EFFORT OF CONSULTANT.

     Consultant shall allocate time, as it deems necessary to provide the Services. The particular amount of time may vary from day to day or week to week. However, it is expressly understood that


Mail Marketing Agreement between
Business Executive Service, Inc. & Telco Billing, Inc.
November 1, 2001

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Consultant  is  not billing Company for the time performed but rather is billing
Company based on the number of mail pieces sent each year. Additionally, in the absence of willful misfeasance, bad faith, or reckless disregard for the obligations or duties hereunder by Consultant, Consultant shall not be liable to the Company or any of its shareholders for any act or omission in the course of or connected with rendering the Services, including but not limited to losses that may be sustained in any corporate act in any subsequent Business Opportunity (as defined herein) undertaken by the Company as a result of advice provided by Consultant.

4.   COMPENSATION.

The Company agrees to pay Consultant a fee for the Services ("Consulting Fee") as follows:

Consultant shall be paid by Company monthly on the 1st of the month. The rate shall be $.015 per mail piece sent based off the yearly forecast.

Fee based on the projected mailings attached & provided by company. Company shall be billed based on the 12-month average in all cases not to be below a fee of $15,750. Consultant shall provide a quarterly accounting of usage to company.

A late fee of 1.5% will be charged on any payments more than 10 days late. Failure to pay the payment and/or late payments when due can subject the Company to cancellation by Consultant hereunder. If this contract is canceled due to non-payment then Consultant will be eligible for expenses equal to 33% of the amount outstanding for collection costs as well as a termination fee equal to one months billing (at the pervious month's rate).

5.   COSTS AND EXPENSES.

     All third party and out-of-pocket expenses incurred by Consultant in the performance of the Services shall be paid by the Company, or Consultant shall be reimbursed if paid by Consultant on behalf of the Company, within ten (10) days of receipt of written notice by Consultant, provided that the Company must approve in advance all such expenses in excess of $1,000 per month.

6.   PLACE OF SERVICES.

     The Services provided by Consultant hereunder will be performed at Consultant's offices except as otherwise mutually agreed by Consultant and the Company.

7.   INDEPENDENT CONTRACTOR.

     Consultant will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, Consultant will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Consultant's Personnel, and any and all business license fees as may be required. This Agreement neither expressly not impliedly creates a relationship of principal and agent, or employee and employer, between Consultant's Personnel and the Company Neither Consultant nor Consultant's Personnel are authorized to enter into any agreements on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each Asset Opportunity or Business

Opportunity introduced by Consultant, and to make all final decisions with respect to effecting a


Mail Marketing Agreement between
Business Executive Service, Inc. & Telco Billing, Inc.
November 1, 2001

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transaction on any Business Opportunity.

8.   NO AGENCY EXPRESS OR IMPLIED.

     This Agreement neither expressly nor impliedly creates a relationship of principal and agent between the Company and Consultant, or employee and employer as between Consultant's Personnel and the Company.

9.   TERMINATION.

     The Company and Consultant may terminate this Agreement before the expiration of the Primary Term upon thirty (30) days written notice, so long as termination is with mutual written consent. Absent mutual consent, and without prejudice to any other remedy to which the terminating party may be entitled (if any), either party may terminate this Agreement with thirty (30) days written notice under the following conditions:

     A.   By the Company.
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            (i).  If  during the Primary Term of this Agreement or any Extension
                  Period, Consultant is unable to provide the Services as set forth herein for thirty (30) consecutive business days because of illness, accident, or other incapacity of Consultant's Personnel; or,

            (ii) If Consultant willfully breaches the duties required to be performed hereunder, or,

     B.   By Consultant.
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            (i).  If  the  Company  breaches this Agreement or fails to make any payments  or  provide  information  required  hereunder;  or,

            (ii). If  the  Company  ceases business or, other than in an Initial
                  Merger, sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this Agreement, or sells substantially all of its assets to another corporation, entity or individual outside of the scope of this Agreement; or,

           (iii). If the Company, subsequent to the execution hereof, has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of business, including but not limited to the obligation to pay the Consulting Fee; or,

            (iv). If the Company, subsequent to the execution hereof; institutes or makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization or rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or,

            (v). If any of the disclosures made herein or subsequent hereto by the Company to Consultant are determined to be materially false or misleading.


Mail Marketing Agreement between
Business Executive Service, Inc. & Telco Billing, Inc.
November 1, 2001

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12.  INDEMNIFICATION.

     Subject to the provisions herein, the Company and Consultant agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses (including without limitation, interest, penalties and attorneys' fees and expenses) asserted against or imposed or incurred by either party by reason of or resulting from any action by (or the breach of any representation, warranty, covenant, condition, or agreement by) the other party to this Agreement

13.  REMEDIES

     Consultant and the Company acknowledge that in the event of a breach of this Agreement by either party, money damages would be inadequate, and the non-breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive, and shall be in addition to any other remedy to which the parties may be entitled.

14.  MISCELLANEOUS.

     A.   Subsequent  Events Consultant and the Company each agree to notify the
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          other party if, subsequent to the date of this Agreement, either party incurs obligations which could compromise its' efforts and obligations under this Agreement.

     B.   Amendment This Agreement may be amended or modified at any time and in
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          any  manner  only  by an instrument in writing executed by the parties hereto.

     C    Further  Actions  and  Assurances.  At any time and from time to time,
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          each  party  agrees,  at  its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     D.   Waiver.  Any failure of any party to this Agreement to comply with any
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          of  its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance

     E.   Assignment Neither this Agreement nor any right created by it shall be
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          assignable  by  either  party without the prior written consent of the other.

     F.   Notices.  Any  notice  or other communication required or permitted by
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          this  Agreement  must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mail for transmittal by certified or registered mail, postage prepaid; when deposited with a public telegraph company for transmittal; or when sent by facsimile transmission, provided that the communication is addressed:


Mail Marketing Agreement between
Business Executive Service, Inc. & Telco Billing, Inc.
November 1, 2001

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            (i)   In  the  case  of  the  Consultant:

                  Business Executive Services, Inc.
                  4840 East Jasmine Street, Suite 110
                  Mesa, Arizona 85205
                  Telephone:     (480) 860-0011
                  Facsimile:     (480) 860-0800
                  Attention  President

            (ii)  In the case of the Company:

                  Telco Billing, Inc.
                  4840 East Jasmine Street, Suite 105
                  Mesa, Arizona 85205
                  Telephone:     (480) 654-9646
                  Facsimile:     (480) 654-9727
                  Attention:  President

          or to such other person or address designated in writing by the Company or Consultant to receive notice.

     G    Headings  The  section  and  subsection headings in this Agreement are
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          inserted  for  convenience  only  and  shall not affect in any way the meaning  or  interpretation  of  this  Agreement.

     H    Governing Law This Agreement was negotiated in and is being contracted
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          for  in  Arizona,  and  shall  be governed by the laws of the State of
          Arizona, and the United States of America, notwithstanding any conflict-of-law provision to the contrary. The parties hereby consent to the personal jurisdiction of the courts located in the State of Arizona.

     I.   Binding  Effect.  This  Agreement  shall  be  binding upon the parties
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          hereto  and  inure  to  the  benefit  of the parties, their respective heirs,  administrator,  executors,  successors,  and  assigns.

     J.   Entire Agreement. This Agreement contains the entire agreement between
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          the  parties  hereto  and  supersedes  any  and  all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

     K.   Severability.  If  any part of this Agreement is deemed unenforceable,
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          the  balance  of  the Agreement shall remain in full force and effect.

     L.   Counterparts.  A  facsimile,  telecopy,  or other reproduction of this
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          Agreement  may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, by one or more parties hereto and such executed copy may be delivered by facsimile or similar


Mail Marketing Agreement between
Business Executive Service, Inc. & Telco Billing, Inc.
November 1, 2001

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          instantaneous  electronic  transmission  device  pursuant to which the signature of or on behalf of such party can be seen. In this event, such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

     M.   Time  is  of the Essence. Time is of the essence of this Agreement and
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          of  each  and  every  provision  hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

THE "CONSULTANT"                             THE "COMPANY"
BUSINESS EXECUTIVE SERVICES, INC.            TELCO BILLING, INC.

BY:  /s/ Joe Susco (President)               BY:  /s/ Angelo Tullo, president
---------------------------------------      -----------------------------------
Joe Susco, President                         Angelo Tullo, CEO/President


Mail Marketing Agreement between
Business Executive Service, Inc. & Telco Billing, Inc.
November 1, 2001


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